UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05554

Morgan Stanley California Tax-Free Daily Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2015

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley

California
Tax-Free Daily Income Trust

Semiannual Report

June 30, 2015

DSCSAN
1264357 EXP 8.31.16

Morgan Stanley California Tax-Free Daily Income Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Investment Advisory Agreement Approval	9
Portfolio of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	17
Statements of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
U.S. Privacy Policy	27

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2015

Market Conditions

Interest rates at the long end of the municipal money market maturity range have shifted higher during the reporting period. Market participants have become more reluctant to invest in longer maturities as they await the Federal Reserve's first step toward tighter monetary policy. The Municipal Market Data (MMD) One-Year Note AAA Index stood at 0.31 percent at the end of June 2015, up from 0.14 percent in December 2015.(i) The increase in rates came despite a significant drop in cash flow borrowing needs as state and local government budgets moved into better balance.

At the short end of the tax-free money market, yields for Variable Rate Demand Obligations (VRDOs) set new record lows at the start of 2015 as a severe lack of supply continued to plague the market. The Securities Industry and Financial Markets Association (SIFMA) Index, which measures rates for weekly VRDOs, dropped to 0.02 percent in early January and held at that level through mid-April.(ii) Tight supply conditions finally eased in late April as money market funds experienced redemptions related to tax payments, in turn causing variable rates to reset higher. The SIFMA Index rose to 0.11 percent at the end of April, its highest level since the prior year's tax season. As the second quarter drew to a close, variable rates again moved lower with an influx of cash from maturing notes that brought renewed demand. The SIFMA Index ended June at 0.07 percent.

Issuance of new variable rate paper has been very subdued, contributing to the ongoing lack of supply in the short-term sector. With interest rates at historic lows, municipal governments have focused on long-term fixed-rate financing that locks in attractive rates. Nevertheless, the majority of bonds sold in 2015 year-to-date have been for refunding of higher interest rate debt rather than for new money projects. Despite the appeal of low rates, state and local governments remain cautious about taking on new capital spending as they continue to recover from the financial crisis.

The credit standing of municipal governments has been on an improving trend. Recent reports released by both Fitch and Standard and Poor's indicate that credit rating upgrades have outpaced downgrades for several consecutive quarters. Standard and Poor's cited strong finances as the primary credit factor driving the positive rating actions. In another important development, on June 25, 2015, the U.S. Supreme Court ruled in favor of the federal government on certain challenges to the Affordable Care Act. The ruling, which allows the federal government to maintain subsidies for coverage purchased through federal exchanges, removes budgetary uncertainty that the legal challenge posed to hospitals as well as state governments.

(i)  Source: Thomson Reuters Municipal Market Data (MMD), June 30, 2015. The MMD One Year Note AAA Index is a subset of the Thomson Reuters MMD AAA Curve, a proprietary yield curve representing the MMD analyst team's opinion of "AAA" rated state general obligation bond valuations, based on institutional market activity in both the primary and secondary municipal bond market.

(ii)  Source for SIFMA data: Bloomberg L.P., data as of June 30, 2015. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

The rate of growth in the California State economy outpaced nearly all other states in 2014, according to the U.S. Bureau of Economic Analysis. Robust job creation has helped to bring the State's unemployment rate down from 8.0 percent during the first quarter of 2014 to 6.3 percent as of June 2015.(iii) Strong economic performance and the beneficial impact it had on tax revenue collections were key factors leading Standard & Poor's to join Moody's in raising its California credit rating to the "AA" category this year.(iv)

The California State Controller reported that state tax revenue collections for the fiscal year ending June 2015 came in nearly 13 percent above the prior year. The growth in revenues has enabled the State to increase funding across major expenditure categories in both fiscal 2015 and the upcoming fiscal 2016. Reserve balances have also increased. As a result of the improved budgetary position, the California State Treasurer has announced that for the first time since fiscal 2000 the State has sufficient internal resources available to eliminate the need to issue revenue anticipation notes in fiscal year 2016 to address its annual cash flow imbalances.

California continues to face a severe drought across all 58 of its counties and recently adopted mandatory water conservation measures to reduce water usage by 25 percent. The fiscal 2016 budget includes provisions

(iii)  Source: Bureau of Labor Statistics

(iv) The ratings shown are the rating firms' subjective opinion concerning the ability and willingness of an issuer to meet its financial obligations in full and on time. Ratings apply only to the underlying holdings of the portfolio and do not remove the Fund's market risk.

designed to, among other things, improve water conservation efforts and enhance drought-response activities. Persistence of drought conditions could place a strain on the finances of municipal water utilities and this sector of the market will continue to be monitored closely.

Performance Analysis

As of June 30, 2015, Morgan Stanley California Tax-Free Daily Income Trust had net assets of approximately $423 million and an average portfolio maturity of 12 days. For the six-month period ended June 30, 2015, the Fund provided a total return of 0.00 percent. For the seven-day period ended June 30, 2015, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.59 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.59 percent (non-subsidized), while its 30-day moving average yield for June was 0.01 percent (subsidized) and –0.59 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Our investment philosophy emphasizes risk management and a disciplined credit research process to assist in our ability to respond to market and economic developments. Market expectations for higher short-term interest rates in coming months have called for a defensive strategy with shorter duration and higher portfolio liquidity. As such, the portfolio has become more heavily weighted in daily and weekly VRDOs. Portions of the portfolio are also allocated to tax-exempt commercial paper and short-maturity municipal notes and bonds. The portfolio's weighted average maturity (WAM) and weighted average life (WAL) were both 12 days at month-end.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/15
Weekly Variable Rate Bonds	75.1%
Daily Variable Rate Bonds	9.0
Commercial Paper	7.5
Closed-End Investment Companies	4.4
Investment Company	2.9
Put Option Bonds	1.1
MATURITY SCHEDULE as of 06/30/15
1 - 30 Days	92.8%
31 - 60 Days	1.0
61 - 90 Days	5.0
121 + Days	1.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its net assets in high quality, short-term securities that are municipal obligations that pay interest exempt from federal and California income taxes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/15 – 06/30/15.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Actual (0.00% return)	$1,000.00	$1,000.05	$0.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.60	$0.20

  @  Expenses are equal to the Fund's annualized expense ratio of 0.04% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.66%.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Investment Adviser's investment in personnel and infrastructure that benefits the Fund. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was equal to its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management

Investment Advisory Agreement Approval (unaudited) continued

fee was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the

Investment Advisory Agreement Approval (unaudited) continued

competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (77.2%)
	Bay Area Toll Authority, CA,
$9,100	San Francisco Bay Area Toll Bridge 2007 Ser B-2	0.05%	07/07/15	04/01/47	$9,100,000
21,800	San Francisco Bay Area Toll Bridge 2007 Ser D-2	0.06	07/07/15	04/01/47	21,800,000
	California,
7,000	Ser 2005 A Subser A-1-1	0.05	07/07/15	05/01/40	7,000,000
3,800	Ser 2005 A Subser A-2-1	0.06	07/07/15	05/01/40	3,800,000
10,000	Ser 2005 A Subser A-3	0.06	07/07/15	05/01/40	10,000,000
	California Educational Facilities Authority,
4,600	California Institute of Technology 2006 Ser A	0.06	07/07/15	10/01/36	4,600,000
8,000	California Institute of Technology Ser 1994	0.06	07/07/15	01/01/24	8,000,000
5,000	University of San Francisco Ser 2003	0.07	07/07/15	05/01/33	5,000,000
	California Health Facilities Financing Authority,
8,800	Catholic Healthcare West Ser 2005 I	0.05	07/07/15	07/01/35	8,800,000
10,000	Catholic Healthcare West Ser 2011 B	0.05	07/07/15	03/01/47	10,000,000
9,700	Catholic Healthcare West Ser 2011 C	0.05	07/07/15	03/01/47	9,700,000
6,900	Scripps Health Ser 2010 C	0.06	07/07/15	10/01/40	6,900,000
7,050	Scripps Health Ser 2012 B	0.05	07/07/15	10/01/42	7,050,000
5,400	Scripps Health Ser 2012 C	0.06	07/07/15	10/01/42	5,400,000
3,400	St. Joseph Health System Ser 2011 A	0.07	07/07/15	07/01/41	3,400,000
3,000	California State University, Systemwide Ser 2005 C Eagle #20130009 (BHAC) (c)	0.08	07/07/15	11/01/35	3,000,000
	California Statewide Communities Development Authority,
8,880	Gas Supply Sacramento Municipal Utility District Ser 2010	0.07	07/07/15	11/01/40	8,880,000
5,000	SWEEP Loan Program Ser 2007 A	0.05	07/07/15	08/01/35	5,000,000
5,000	University of San Diego Ser 2005	0.06	07/07/15	10/01/45	5,000,000
2,305	Castaic Lake Water Agency, CA, Ser 1994 A COPs	0.06	07/07/15	08/01/20	2,305,000
	East Bay Municipal Utility District, CA,
2,735	Water System Sub Refg Ser 2008 A-2 (d)	0.05	07/07/15	06/01/38	2,735,000
10,980	Water System Sub Refg Ser 2008 A-3	0.05	07/07/15	06/01/38	10,980,000
2,500	Water System Subser 2012 A Eagle #20130004 Class A (c)	0.08	07/07/15	06/01/37	2,500,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Eastern Municipal Water District, CA,
$5,000	Water & Sewer Ser 2008 C COPs (d)	0.05%	07/07/15	07/01/46	$5,000,000
10,000	Water & Wastewater Refg Ser 2014 A	0.05	07/07/15	07/01/46	10,000,000
6,000	Emeryville Redevelopment Agency, CA, Bay Street Apartments Ser 2002 A (AMT)	0.09	07/07/15	10/15/36	6,000,000
4,300	Irvine Assessment District No. 04-20, CA, Improvement Bond Act 1915 Ser 2011 A	0.05	07/07/15	09/02/50	4,300,000
3,400	Irvine Assessment District No. 93-14, CA, Improvement Bond Act 1915 (d)	0.07	07/07/15	09/02/25	3,400,000
10,000	Long Beach, CA, Memorial Health Services Ser 1991	0.08	07/07/15	10/01/16	10,000,000
7,795	Los Angeles Community College District, CA, Ser 2009 A ROCs II-R Ser 11773 (c)	0.07	07/07/15	08/01/33	7,795,000
	Los Angeles Department of Water & Power, CA,
3,000	Power System 2001 Ser B Subser B-2	0.04	07/07/15	07/01/34	3,000,000
3,000	Power System 2001 Ser B Subser B-5	0.06	07/07/15	07/01/34	3,000,000
5,000	Power System 2001 Ser B Subser B-7	0.05	07/07/15	07/01/34	5,000,000
11,650	Metropolitan Water District of Southern California, CA, Water 2014 Ser D	0.05	07/07/15	07/01/32	11,650,000
4,650	Rancho Water District Financing Authority, CA, Ser 2008 B	0.05	07/07/15	08/15/31	4,650,000
2,000	Sacramento Municipal Utility District, CA, Sub Electric Ser 2008 J	0.07	07/07/15	08/15/28	2,000,000
	Sacramento Transportation Authority, CA,
3,100	Measure A Sales Tax Ser 2009 A	0.06	07/07/15	10/01/38	3,100,000
6,000	Measure A Sales Tax Ser 2015 A	0.05	07/07/15	10/01/38	6,000,000
	San Diego County Regional Transportation Commission, CA,
3,945	Sales Tax 2008 Ser A	0.07	07/07/15	04/01/38	3,945,000
10,000	Sales Tax 2008 Ser B (d)	0.05	07/07/15	04/01/38	10,000,000
6,400	Sales Tax 2008 Ser C	0.05	07/07/15	04/01/38	6,400,000
6,940	San Francisco Airport Commission, CA, San Francisco International Airport Second Ser 2008 37C	0.06	07/07/15	05/01/29	6,940,000
2,900	San Francisco Bay Area Rapid Transit District, CA, Ser 2007 B Eagle #20140025 Class A (c)	0.08	07/07/15	08/01/35	2,900,000
3,000	San Francisco City & County Airport Commission, CA, 2009 Second Ser 36-A	0.06	07/07/15	05/01/26	3,000,000
5,000	San Jose, CA, Almaden Lake Village Apartments Ser 1997 A (AMT)	0.09	07/07/15	03/01/32	5,000,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Santa Clara Valley Transportation Authority, CA,
$8,600	Measure A Sales Tax Ser 2008 A	0.04%	07/07/15	04/01/36	$8,600,000
6,300	Measure A Sales Tax Ser 2008 B	0.06	07/07/15	04/01/36	6,300,000
5,000	Measure A Sales Tax Ser 2008 D	0.07	07/07/15	04/01/36	5,000,000
4,500	Tender Option Bond Series Trust, CA, San Diego Public Facilities Financing Authority Water Ser 2009 B Floater Receipts Ser 2015-XF0098 (c)	0.08	07/07/15	02/01/33	4,500,000
	University of California Regents,
6,400	Medical Center Pooled Ser 2013 K	0.06	07/07/15	05/15/47	6,400,000
10,000	Ser 2013 AL-1	0.04	07/07/15	05/15/48	10,000,000
2,000	Ser 2013 AL-4	0.06	07/07/15	05/15/48	2,000,000
	Total Weekly Variable Rate Bonds (Cost $326,830,000)				326,830,000
	Daily Variable Rate Bonds (9.2%)
2,500	California, Ser 2004 A-1	0.01	07/01/15	05/01/34	2,500,000
	California Infrastructure & Economic Development Bank,
2,000	Pacific Gas & Electric 2009 Ser A	0.02	07/01/15	11/01/26	2,000,000
3,300	Pacific Gas & Electric 2009 Ser B	0.02	07/01/15	11/01/26	3,300,000
5,600	Pacific Gas & Electric 2009 Ser C	0.03	07/01/15	12/01/16	5,600,000
5,100	California Municipal Finance Authority, Chevron USA, Inc. Ser 2010 A	0.01	07/01/15	11/01/35	5,100,000
	California Pollution Control Financing Authority,
4,500	Pacific Gas & Electric Co. 1996 Ser E	0.01	07/01/15	11/01/26	4,500,000
2,500	Pacific Gas & Electric Co. 1996 Ser F	0.01	07/01/15	11/01/26	2,500,000
	Irvine Ranch Water District, CA,
5,500	Cons Ser 1993	0.01	07/01/15	04/01/33	5,500,000
2,230	Cons Ser 2009 B	0.01	07/01/15	10/01/41	2,230,000
3,600	Los Angeles Department of Water & Power, CA, Water System 2001 Ser B Subser B-2	0.01	07/01/15	07/01/35	3,600,000
2,400	University of California Regents, Medical Center Pooled Ser 2007 B-2	0.01	07/01/15	05/15/32	2,400,000
	Total Daily Variable Rate Bonds (Cost $39,230,000)				39,230,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (7.7%)
$6,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 E	0.07%	0.07%	07/07/15	$6,000,000
	California Statewide Communities Development Authority,
10,000	Kaiser Permanente Ser 2004 E	0.14	0.14	09/04/15	10,000,000
5,000	Kaiser Permanente Ser 2004 I	0.14	0.14	09/04/15	5,000,000
7,000	Golden Gate Bridge Highway & Transportation District, CA, Ser B	0.07	0.07	09/03/15	7,000,000
4,500	Los Angeles County Capital Asset Leasing Corporation, CA, Lease Ser A-1	0.08	0.08	08/06/15	4,500,000
	Total Commercial Paper (Cost $32,500,000)				32,500,000
		COUPON RATE (a)	DEMAND DATE (b)
	Closed-End Investment Companies (4.5%)
	Nuveen California Dividend Advantage Municipal Fund,
5,000	VRDP Ser 5 (AMT) (c)	0.14%	07/07/15	08/01/40	5,000,000
3,000	VRDP Ser 6 (AMT) (c)	0.14	07/07/15	08/01/40	3,000,000
3,000	Nuveen California Dividend Advantage Municipal Fund 2, VRDP Ser 1-980 (AMT) (c)	0.17	07/07/15	08/03/43	3,000,000
8,000	Nuveen California Dividend Advantage Municipal Fund 3, Ser 1-1600 (AMT)	0.15	07/07/15	09/01/43	8,000,000
	Total Closed-End Investment Companies (Cost $19,000,000)				19,000,000
NUMBER OF SHARES (000)
	Investment Company (3.0%)
12,700	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 6) (Cost $12,700,000)				12,700,000

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Portfolio of Investments  ■  June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Put Option Bonds (1.2%)
$1,730	Metropolitan Water District of Southern California, CA, Water 2009 Ser A-2	0.12%	01/11/16	07/01/30	$1,730,000
3,300	Riverside, CA, Water Ser 2011 A	0.11	03/01/16	10/01/35	3,300,000
	Total Put Option Bonds (Cost $5,030,000)				5,030,000
	Total Investments (Cost $435,290,000) (e)			102.8%	435,290,000
	Liabilities in Excess of Other Assets			(2.8)	(11,847,784)
	Net Assets			100.0%	$423,442,216

  AMT  Alternative Minimum Tax.

  COPs  Certificates of Participation.

  ROCs  Reset Option Certificates.

  SWEEP  Statewide Easy Equipment Program.

  VRDP  Variable Rate Demand Preferred.

  (a)  Rate shown is the rate in effect at June 30, 2015.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Security is subject to delayed delivery.

  (e)  Securities are available for collateral in connection with purchase of a delayed delivery security.

Bond Insurance:

  BHAC  Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Assets:
Investments in securities, at value (cost $422,590,000)	$422,590,000
Investment in affiliate, at value (cost $12,700,000)	12,700,000
Total investments in securities, at value (cost $435,290,000)	435,290,000
Cash	80,411
Receivable for:
Shares of beneficial interest sold	2,641,121
Interest	37,185
Dividends from affiliate	95
Prepaid expenses and other assets	47,501
Total Assets	438,096,313
Liabilities:
Payable for:
Investments purchased	11,135,137
Shares of beneficial interest redeemed	3,375,852
Transfer and sub transfer agent fees	24,102
Administration fee	361
Accrued expenses and other payables	118,645
Total Liabilities	14,654,097
Net Assets	$423,442,216
Composition of Net Assets:
Paid-in-capital	$423,448,672
Dividends in excess of net investment income	(6,421)
Net realized loss	(35)
Net Assets	$423,442,216
Net Asset Value Per Share
423,342,483 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

Statement of Operations

For the six months ended June 30, 2015 (unaudited)

Net Investment Income:
Interest Income	$124,372
Dividends from affiliate (Note 6)	996
Total Income	125,368
Expenses
Advisory fee (Note 3)	1,046,361
Shareholder services fee (Note 4)	232,716
Administration fee (Note 3)	116,358
Professional fees	51,016
Transfer and sub transfer agent fees (Note 5)	38,179
Registration fees	13,505
Shareholder reports and notices	12,771
Custodian fees	9,424
Trustees' fees and expenses	6,658
Other	14,368
Total Expenses	1,541,356
Less: amounts waived/reimbursed (Note 4)	(1,437,769)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,446)
Net Expenses	102,141
Net Investment Income	23,227
Net Realized Loss	(35)
Net Increase	$23,192

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$23,227	$48,360
Net realized gain (loss)	(35)	35,256
Net Increase	23,192	83,616
Dividends to shareholders from net investment income	(23,269)	(50,002)
Net decrease from transactions in shares of beneficial interest	(37,145,347)	(49,752,215)
Net Decrease	(37,145,424)	(49,718,601)
Net Assets:
Beginning of period	460,587,640	510,306,241
End of Period (Including dividends in excess of net investment income of $(6,421) and $(6,379))	$423,442,216	$460,587,640

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley California Tax-Free Daily Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek to provide as high a level of daily income exempt from federal and California income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on April 25, 1988 and commenced operations on July 22, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

D. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

E. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2015.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$326,830,000	$—	$326,830,000
Daily Variable Rate Bonds	—	39,230,000	—	39,230,000
Commercial Paper	—	32,500,000	—	32,500,000
Closed-End Investment Companies	—	19,000,000	—	19,000,000
Investment Company	12,700,000	—	—	12,700,000
Put Option Bonds	—	5,030,000	—	5,030,000
Total Assets	$12,700,000	$422,590,000	$—	$435,290,000

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2015, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion. For the six months ended June 30, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus, or until such time that the Fund's Board of Trustees, (the "Trustees"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2015, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive and/or reimburse all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2015, the Distributor waived $232,716, the Adviser waived $1,044,914 and the Administrator waived $106,297. For the same period, the Adviser reimbursed additional expenses to the extent the Fund's total expenses exceeded total income on a daily basis in the amount of $53,842. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

6. Transactions with Affiliates

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2015, advisory fees paid were reduced by $1,446 relating to the Fund's investment in the Liquidity Funds.

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2015 is as follows:

VALUE DECEMBER 31, 2014	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2015
$1,000,000	$231,900,000	$220,200,000	$996	$12,700,000

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2015, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $1,743. At June 30, 2015, the Fund had an accrued pension liability of $56,228, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2015	FOR THE YEAR ENDED DECEMBER 31, 2014
	(unaudited)
Shares sold	833,655,551	1,624,930,510
Shares issued in reinvestment of dividends	23,269	50,002
	833,678,820	1,624,980,512
Shares redeemed	(870,824,167)	(1,674,732,727)
Net decrease in shares outstanding	(37,145,347)	(49,752,215)

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM:			2013 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$14,104	$428	$35,470	$52,291	$1,305	$1,613

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a distribution reclass, resulted in the following reclassifications among the Fund's components of net assets at December 31, 2014:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$35,256	$(35,256)	$—

Morgan Stanley California Tax-Free Daily Income Trust

Notes to Financial Statements  ■  June 30, 2015 (unaudited) continued

At December 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$—	$59,045	$—

At June 30, 2015, the aggregate cost for Federal income tax purposes is the same as the cost for book purposes.

9. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

Morgan Stanley California Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED DECEMBER 31,
	MONTHS ENDED
	JUNE 30, 2015		2014		2013		2012		2011		2010^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	)(1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.00	%(4)(5)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses(2)	0.04	%(3)(6)	0.05	%(3)	0.10	%(3)	0.16	%(3)	0.14	%(3)	0.27%
Net investment income(2)	0.01	%(3)(6)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	—
Supplemental Data:
Net assets, end of period, in millions	$423		$461		$510		$545		$549		$85

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  Amount is less than $0.001.

  (2)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2015	0.66%	(0.61)%
December 31, 2014	0.66	(0.60)
December 31, 2013	0.65	(0.54)
December 31, 2012	0.65	(0.48)
December 31, 2011	0.65	(0.50)
December 31, 2010	0.81	(0.53)

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley California Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley California Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

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U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

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U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Tax-Free Daily Income Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2015